Driven to Create Value Analyst and Investor Day December 9, 2014 Exhibit 99.2

2 Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things: • the execution and effects of our competitive objectives and strategic priorities, including focusing on superior execution for industry leading results, driving continuous improvements, creating an incident free workplace, delivering significant EBITDA growth, maximizing our value chain to capture opportunities and achieve further growth, and exercising strong financial discipline; • the result of efforts, including investing capital, to increase asset reliability and utilization and reduce operating costs; • expectations regarding our performance objectives, including efforts to increase margin capture and enhance gross margins, focus on business and value chain improvements, and grow our logistics business; • EBITDA estimates, growth and targets, as well as revenue estimates, for Tesoro, Tesoro Logistics LP (“TLLP”) and various portions of their businesses (including the EBITDA contribution from completed acquisitions and capital projects); • our competitive position and competitive advantages, including access to and volume of advantaged feedstocks, transportation and logistics advantages and West Coast value chain opportunities; • the timing, required capital for, value of, and type of California synergies; • the cost, timing and benefits of our Los Angeles integration and compliance project, our the Port of Vancouver marine terminal joint venture, and other capital projects, including expectations regarding anticipated rates of return and incremental EBITDA improvements; • the market outlook, including expectations regarding crude oil production and refined product demand, crude oil prices, crude oil and refined product differentials, the Tesoro index, diesel production and global changes in crude oil and refined product demand flows; • system integration opportunities between our Alaska operations and Asian markets; • the global market for mixed xylenes, transportation advantages and our potential competitiveness as a supplier of xylene; • the potential EBITDA generated by possible future logistics asset sales to TLLP; • the expected benefits of TLLP’s expansion into the natural gas and natural gas liquids logistics business; • the results of our logistics growth strategy, including TLLP’s asset optimization and organic growth opportunities, opportunities for strategic third-party and Tesoro acquisitions, and the expansion of TLLP’s third-party business; • expectations regarding TLLP’s distribution growth and unitholder returns; • the outlook for natural gas production and related pricing in TLLP’s Rocky Mountain operating areas; • expectations regarding TLLP’s leverage ratio and target levels; • maintaining Tesoro’s financial discipline and priorities, including maintaining minimum cash balances, target debt capitalization levels, disciplined capital deployment, investing to drive further value creation and high return growth projects, returning excess cash flow to shareholders, and driving towards an investment-grade rating; • the anticipated percentage of our EBITDA generated by refining, logistics and retail assets, • anticipated capital expenditures and turnaround spending; • expectations regarding free cash flow and the return of excess cash flow to shareholders through dividends and share repurchases; • the value to Tesoro of distributions from TLLP and the implied value of Tesoro’s stake in TLLP; and • enhanced commercial opportunities and other growth prospects for both Tesoro and TLLP. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", “should”, "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations and anticipated transactions involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have included various estimates of EBITDA and free cash flow, each of which are non-GAAP financial measures, throughout the presentation. Please see Appendix for the definition and reconciliation of these EBITDA and free cash flow estimates.

3 Leadership Team Steven Sterin EVP, Chief Financial Officer CJ Warner EVP, Strategy and Business Development Keith Casey EVP, Operations Greg Goff President and CEO Daryl Schofield SVP, Commercial Phil Anderson President, Tesoro Logistics GP, LLC

4 Today’s Agenda CJ Warner Capturing Margin Improvements Steven Sterin Financial Overview Greg Goff Tesoro’s Competitive Advantage Keith Casey Delivering West Coast Improvements Greg Goff Summary Phil Anderson Growing Logistics

Objectives to Drive Competitive Advantage Demonstrated track record of delivering results and achieving objectives since 2010 • Create the leading refining, marketing and logistics business in our strategic footprint • Drive towards an incident free workplace • Deliver significant EBITDA growth • Achieve growth through maximizing our value chain • Exercise strong financial discipline 5

6 Los Angeles, CA 363 MBD Key Metrics 2014 Refining Capacity (MBD) 850 Refining Complexity 11.5 Tesoro Logistics LP (%) 35 Tesoro Logistics GP (%) 100 Branded Retail Stations 2,300 Retail Sales (3Q MBD) 278 Marketing Integration (%) 86 Employees 7,200 Mandan, ND 71 MBD Salt Lake City, UT 58 MBD Anacortes, WA 120 MBD Martinez, CA 166 MBD Kenai, AK 72 MBD San Antonio Headquarters Tesoro’s Business Today

• Operational efficiency and effectiveness – Safety and reliability – Cost leadership – System improvements • Commercial excellence • Financial discipline • Value-driven growth • High performing culture 7 Strategic Priorities Enduring commitment to execution

• Superior execution drives industry leading results • Exceptional people drive continuous improvements • Powerful collaboration among employees and across sites • Capture opportunities across the value chain • Rigorous approach to drive value using Lean Six-Sigma 8 High Performing Culture

88 76 76 65 2010 2011 2012 2013 9 Strong Safety, Environmental Performance 0.8 0.5 0.5 0.5 0.3 2010 2011 2012 2013 2014 YTD Personal Safety Incident Rates OSHA Recordable Rate Driving towards an incident free workplace 1) YTD through November 2014 2) Air emissions include: volatile organic compounds, nitrogen oxides, sulfur dioxide, CO2 Process Safety Incident Rates API Tier 1 and 2 0.7 0.3 0.2 0.2 0.1 2010 2011 2012 2013 2014 YTD 1 1 Air Emissions2 Tons Per One Million Barrels of Throughput

2 • Investment in asset integrity drives reliability and high availability • Refining and marketing integration drives high refining utilization 10 High Refining Reliability and Utilization High utilization captures market opportunities 81% 87% 87% 93% 97% 95% 2010 2011 2012 2013 2014 YTD Target 95% 97% 97% 97% 98% 98% 2010 2011 2012 2013 2014 YTD Target Refining Availability 1) 2010 excludes impact from Anacortes incident, excludes Hawaii after April 2013 2) YTD through October 2014 2 Refining Utilization 1 1

11 5.58 4.80 4.72 5.01 5.29 2010 2011 2012 2013 2014 YTD Ensuring reliability and availability of assets 1) Energy costs based on the price of natural gas in 2012 for each year, includes Carson since June 2013 2) YTD through October 2014 • Maintaining overall system cost structure • Investing capital to improve reliability, lower operating costs and increase energy efficiency • Improving maintenance and labor cost productivity • Optimizing distribution system to lower operating costs Sustainable Cost Management 2 Refining Operating Costs1 $/bbl

175 175 225 450 200 2010 EBITDA 2011 2012 2013 2014E Portfolio Energy Price Market Impact 2014E Achieving Continual Growth in Earnings $ in millions 1) Represents estimated improvements of operating income 2) Business EBITDA adjustments: Los Angeles Acquisition, Hawaii Divestment, Northwest Products Acquisition 3) Operating income impacts due to adjustments for inflation and energy cost changes 4) Operating income impacts due to market adjustment for changes in margin environment 5) Based on First Call Estimates as of 12/1/2014 2 3 4 5 Delivered $1.5 billion of annual improvements from 2010 to 2014 YTD 551 12 $1 Billion of Improvements 500-565 2,200 300-350 1

13 -100% 0% 100% 200% 300% 400% 500% 600% Sha reh o ld e r R et u rn TSO S&P 500 1 2 3 4 5 6 7 8 9 Tesoro Shareholder Return 2011 2012 2013 2014 Demonstrated track record of success Delivering on Commitments 1) Mandan Expansion Project Announced 2) TLLP IPO 3) Salt Lake City Expansion Project Announced 4) First Asset Sale to TLLP 5) Carson Acquisition Announced 6) TLLP Northwest Products System Acquisition Announced 7) Vancouver Energy Announced 8) Carson Acquisition Finalized, Hawaii Divestiture 9) TLLP QEPFS Acquisition Closed

14 1) 2014 improvements do not include 2013 synergies of $35 million 2) Improvements over 2013 results or original acquisition/project assumptions $ in millions 2014 Target YTD 3Q2014 2014 Estimate Deliver California Synergies1 160 – 180 165 220 – 240 Enhance Gross Margin 140 – 160 135 180 – 200 Business Improvements 70 – 90 90 105 – 125 Annual Improvement1,2 370 – 430 390 505 – 565 Grow Logistics 100 115 145 – 155 Expect to exceed targets by over 30% 2014 Distinctive Performance Objectives • Maintain Financial Discipline – Increased annual dividend by 20% in 2Q 2014 – Authorized new $1 billion share repurchase, expect to repurchase $500 million of shares in 2014

2011 2012 2013 2014E 2015E 15 Accelerating Growth in 2015 1) Excludes impact of any asset sales to TLLP 2) 2015 improvements over 2014 results, assumes a 2014 market and margin neutral environment $ in millions 2015 Deliver West Coast Improvements 95 – 125 Capture Margin Improvements 130 – 170 Grow Logistics1 325 – 375 Annual Improvement2 550 – 670 Expect to deliver $550 to $670 million of improvements in 2015 550 – 670 175 175 225 505 – 565 Annual Improvement

16 Growth Beyond 2015 $ in millions 2016 – 2017 Deliver West Coast Improvements 135 – 165 Capture Margin Improvements 200 – 275 Grow Logistics1 125 – 175 Annual Improvement2 460 – 615 2017 EBITDA target over $3 billion 1) Excludes impact of any asset sales to TLLP 2) 2016-2017 improvements over 2015 results, assumes a 2014 market and margin neutral environment 2011 2012 2013 2014E 2015E 2016E - 2017E 550 – 670 175 175 225 505 – 565 Annual Improvement 460 – 615

17 Today’s Agenda CJ Warner Capturing Margin Improvements Steven Sterin Financial Overview Greg Goff Tesoro’s Competitive Advantage Keith Casey Delivering West Coast Improvements Greg Goff Summary Phil Anderson Growing Logistics

18 West Coast Market is Attractive Expect to deliver $95 to $125 million of synergies in 2015 • California market conditions continue to improve • Substantial value creation opportunities • Expect delivery of $250 million California synergies in 2014 • Synergies on track to exceed $500 million by 2017 • Los Angeles Integration Project on schedule for 2017

19 PADD V Market Dynamics Source: EIA monthly data 1) Average MBD includes August 2013-August 2014 2) Clean product production only, includes inter-PADD movements and ethanol blending in gasoline 3) Historical data source OPIS/Platts, YTD 3Q14, forecast based on independent consultants/Tesoro analysis Los Angeles 321 Crack Spread3 - 4 8 12 16 20 2008 2010 2012 2014 PADD V Supply Demand Balance Average MBD1 Production2 Demand Exports Gasoline 1,616 1,526 43 Diesel 588 514 124 Jet 427 438 - Total 2,631 2,478 167 Utilization 89% $/bbl

Improving economy supports future growth 20 Improving California Economy Source: BLS, Census Bureau, California DOT (September 2014); 2014 YTD is trailing 12 months • Economy continues to improve, unemployment 7.3% • California GDP surpassed pre-recession levels • Population growth around 1% annually 168 174 180 186 2004 2006 2008 2010 2012 2014 Unemployment Rate Percent California Vehicle Miles Traveled Billions of Miles 0 4 8 12 16 2004 2006 2008 2010 2012 2014 California United States

Tesoro West Coast Advantages Leveraging the full potential of West Coast value chain • Feedstock optimization across 720 MBD of refining capacity • Excellent waterborne and land- based logistics capability • Flexibility to source and leverage advantaged feedstocks • Highly integrated retail marketing • Access to international markets 21

• Delivering lower operating costs through synergies • Reducing supply chain costs • Implementing Operational Excellence Management Systems to improve reliability • Utilizing Lean Six-Sigma to deliver business improvements 22 West Coast OPEX Improvements 1) Versus Solomon Refinery Supply Corridor (RSC) 1st tercile, Pacific Northwest adjusted in 2010 and 2011 to exclude the impact of the 2010 Anacortes incident, Carson 2013 costs scaled up (June to December 2013) for full year total 2) Carson included in 2012-2014 $/bbl 2010 2011 2012 2013 2014F California2 1.70 1.10 0.85 0.69 0.62 Pacific Northwest NA 0.05 0.30 0.43 0.21 Total Operating Expense Gap (Non-energy)1 2014 improvements of $25 to $30 million

2014E 2015E 2016E 2017E 23 Delivering California Synergies 500 + 240 - 260 • Realizing synergies earlier with lower capital • Delivering sustainable synergies across the value chain • Los Angeles Integration Project to contribute $100 million annual EBITDA Cumulative Synergy Improvements $ in millions 335 - 365 380 - 420 Creating a world-class, integrated business Updated Synergies Previously Disclosed Synergies

Delivering Sustainable Synergies • Focus on high-return, short-payback projects • Smart engineering reduces overall CAPEX requirements • Improvements extending beyond Los Angeles throughout West Coast system 125 65 120 40 Expected 2015 Synergies $ in millions Feedstock Advantage Logistics Optimization Production Optimization Operating Cost Improvement West Coast advantage transformed by California synergies 24

Los Angeles Integration and Compliance Project • Provides 30 to 40 MBD of gasoline and distillate yield flexibility • Improves feedstock flexibility • Decommissions a fluid catalytic cracking unit • Permit applications submitted • Project Details – Expected to be completed early 2017 – CO2 emissions reduced over 300,000 tons annually – Estimated total CAPEX of $400 to $425 million – Estimated EBITDA of $100 million – Estimated IRR 15% to 20% 25 Creating Competitive Advantage Solidifying West Coast competitive position Note: This project remains subject to final project scope, Board approval and permitting

• Integrated refining, marketing and logistics infrastructure • Flexible yield structure • Top-tier assets • Commercial agility • Culture of execution and improvement 26 Delivering Strong Performance West Coast Gross Refining Margin $/bbl 1) YTD through September 2014 2) Peer average is Valero and Phillips 66, source financial filings 8.97 11.24 7.82 8.58 2013 2014 YTD Tesoro West Coast Peer West Coast2 1 Advantaged gross margin of over 30% in 2014

27 Today’s Agenda CJ Warner Capturing Margin Improvements Steven Sterin Financial Overview Greg Goff Tesoro’s Competitive Advantage Keith Casey Delivering West Coast Improvements Greg Goff Summary Phil Anderson Growing Logistics

• Leverage changes in crude oil and product flows • Positioned to capitalize on advantaged crude oil production • Optimize refinery flexibility and product yield • Access regional and global premium product markets • Improve retail portfolio mix and quality of integration 28 Capturing Margin Improvements Driving margin capture in each component of our value chain

29 Optimizing our Value Chain Product Sales Feedstock Acquisition Inbound Logistics Refining Outbound Logistics Advantaged Feedstock Flexibility & Optimization Product Channels Expect to deliver additional $130 to $170 million of improvements in 2015

47% 26% 27% 30 Advantaged Crude Oil Provides Higher Margins 32% 34% 34% Bakken $19/bbl Gasoline Distillate Gas Oil & Residual Oil Inland crude oil advantages include price, transportation and yield ANS $15/bbl Note: Prices reflect year-to-date average through November 30, 2014 (Landed Crude; Products are Seattle Unleaded, ULSD and VGO) Bakken Price $98/bbl ANS Price $101/bbl Gasoline Distillate Gas Oil & Residual Oil 2014 Year-to-Date Implied Crack Spread

Processing More Advantaged Crude Oil Expanding sources of advantaged crude oil 1) WTI crude oil includes all grades of North American crude oil other than those stated in other categories 2010 2014 YE 2017E 23% 36% 31% 50% 48% 10% 20% 20% 19% 26% 15% 15% 10% 12% 25% 9% 16% 9% 6% 31 Foreign Heavy Foreign Light California ANS WTI1 Tesoro Consolidated Index Tesoro Crude Oil Throughput

• Provide reliable and cost advantaged access to feedstocks – 25 MBD heavy crude oil to California refineries – 10 to 15 MBD Waxy Crude oil to Salt Lake City – 5 MBD waxy feedstock to Anacortes – 20 to 30 MBD Bakken crude oil to Anacortes or Kenai • Potential logistics projects provide additional commercial opportunities 32 Increasing Access to Advantaged Crude Oil Advantaged Crude Throughput MBD 300 380 540 2010 2014 2017E

• Up to 360 MBD Rail-to-Marine Terminal – 50/50 joint venture • Commercial advantages – Creates more competitive crude oil environment on West Coast – Flexibility to deliver a variety of crude oil to West Coast refineries – Potential $1 billion opportunity to sell to TLLP • Milestones – Expect release of EFSEC1 Draft Environmental Impact Study – Expect initial start-up in 2nd half 2015 33 Vancouver Energy Delivering Advantaged Crude Oil to West Coast 1) EFSEC-Energy Facility Site Evaluation Council Port of Vancouver Marine Terminal Annual total system EBITDA improvement of $200 million

34 Salt Lake City Conversion Project • Waxy Crude oil processing up to 26 MBD • Increases total throughput by 4 MBD • Enhances clean product yields • Annual EBITDA contribution of $100 million1 • Total project cost of $325 million • Approximately 30% IRR • Phase 2 to be completed 2Q 2015 1) EBITDA estimate based on Tesoro market outlook Enhances feedstock processing and clean product flexibility

Optimizing Product Slate to Capture Value Mid-Continent West Coast Shift to distillate production captures more of the available margin 35 Diesel Premium to Gasoline $/bbl 33% 35% 36% 38% 2012 2013 2014E 2017E Total System Distillate Yield 0 2 4 6 8 10 12 14 2010 2011 2012 2013 2014E 2015E 2016E 2017E Source: EIA, Tesoro Internal Estimates

36 West Coast Mixed Xylenes Project Note: Project is subject to regulatory and Board approval $/bbl Chemical Carrier MR Class Vessel West Coast to Asia 8 – 10 4 – 5 Gulf Coast to Asia 15 – 17 9 – 10 Estimated Shipping Cost Comparison • Changes to market structure have created opportunity – Low natural gas prices – Advantaged crude oil yields – Ethanol blending • Transportation advantage to growing Asian market • Developing $400 million project – Expected in 2017 – IRR greater than 15% – Extract 15 MBD of mixed xylenes Competitive supplier to the Asian mixed xylenes market 5,500 miles 11,000 miles

Improving Contributions in Alaska • New commercial opportunities – Increased utilization by about 13%1 – Clean product production up about 20% • Optimizing jet fuel business • Exporting naphtha to Asia • Vancouver Energy enables significant refinery yield improvement 10% to 15% year-over-year EBITDA improvement in 2015 37 1) Utilization increase from first half 2013 to first half 2014

38 Improvements since 2010 • Marketing integration increased from 31% to over 86% • Introduced premium and value brand in our markets • Acquired ARCO brand • Increased retail network by 250% • Average throughput volume per station up 20% Growing a Stronger Retail Marketing Business Growing retail business to $275 to $325 million annual EBITDA

39 Optimizing the Value Chain Commercial Operations Crude Oil Supply and Trading Feedstocks Logistics Working Capital Refined Product Supply and Trading Marine Operations Price Risk Management Product Channels Commercial contributes 10% to 15% of EBITDA Commercial Operations

40 Strategic Importance of Logistics Product Sales Feedstock Acquisition Inbound Logistics Refining Outbound Logistics Access to Advantaged Feedstocks Access to Product Channels • Growing logistics to provide a greater portion of Tesoro’s EBITDA • Leveraging TLLP lower cost of capital to enable Tesoro’s growth and value creation • Increasing focus on capturing third-party business • Logistics presence provides durable commercial opportunities

41 Drop Down Opportunities Potential drop downs of at least $500 million of EBITDA

42 Today’s Agenda CJ Warner Capturing Margin Improvements Steven Sterin Financial Overview Greg Goff Tesoro’s Competitive Advantage Keith Casey Delivering West Coast Improvements Greg Goff Summary Phil Anderson Growing Logistics

43 Driving Distinctive Growth • Leading full-service provider of upstream and downstream logistics in Western United States • Distinctive logistics growth strategy for crude oil, natural gas and refined products • Balanced approach through optimization, organic and strategic growth • Strong sponsor support and well-positioned assets Continued delivery of high distribution growth

Overview of Current Assets

	Key Metrics
Crude Oil, refined product and Natural gas pipelines	3,500+ miles
Natural gas throughput capacity	2,900+ MMcf/d
Natural gas inlet processing capacity	1,500+ MMcf/d
High Plains pipeline throughput	100+ MBD
High Plains trucking volume	50+ MBD
Marketing terminal capacity	645+ MBD
Marine terminal capacity	795 MBD
Rail terminal capacity	50 MBD
Dedicated storage capacity	9,200+ MBBLS



Anacortes
Kenai
Bakken
Powder River
Mandan
Green River
Salt Lake City
Denver Julesburg (Niobrara)
Martinez
Uinta
San Juan
Los Angeles

Tesoro Logistics

Gathering
- High Plains crude oil pipelines
- Trucking
- Natural gas gathering pipeline

Processing
- Natural gas processing complex

Terminalling and Transportation
- Northwest Products System pipeline
- Crude oil and refined product terminal
- Marine terminal
- Rail unloading facility
- Pipeline

Tesoro Corporation
- Refinery

44

45 Strategic Initiatives Focus on Stable, Fee- Based Business • Focused fee-based business with long-term minimum commitments • Maintain minimal commodity risk • Provide full-service logistics offering Optimize Existing Asset Base • Improve operational efficiency and maximize asset utilization • Leverage commercial capabilities to expand third-party business • Capture Tesoro volumes moving through non-TLLP assets Pursue Organic Expansion Opportunities • Identify and execute low-risk, high-return growth projects • Invest to capture the full commercial value of logistics assets Grow through Strategic Acquisitions • Pursue attractive opportunities in strategic footprint • Strategically partner with Tesoro for new growth initiatives • Methodically acquire Tesoro assets Execution drives EBITDA growth

Competitive Advantage Well-Positioned Assets • High Plains System positioned in core Bakken area • Rockies natural gas system in low cost basins • Southern California system supports high demand market Strategic Sponsorship • Integral to Tesoro’s value chain • Delivers Tesoro’s requirement for advantaged crude oil • Significant opportunity for future acquisitions 46

47 Tesoro Driven Logistics Opportunities • Marine terminals • Crude oil pipelines • Marine barges • Railcars • Refinery tank terminals • Marine terminals • Rail terminals • Petroleum Coke handling • Refined products distribution terminals • Refined products pipelines • Rail unloading terminals • Truck unloading terminals • Marine terminals • Wholesale distribution system Potential drop downs of at least $500 million of EBITDA Product Sales Feedstock Acquisition Inbound Logistics Refining Outbound Logistics

48 Track Record of Delivering Value 42 35 84 2011 EBITDA 2012 2013 2014 EBITDA Guidance Expected EBITDA growth of over $250 million since IPO $ in millions 1) CAGR = Compound Annual Growth Rate for 2011 EBITDA through the midpoint of 2014 EBITDA Guidance Note: EBITDA shown is Adjusted EBITDA, which excludes any gain or loss on asset disposals, impairments and inspection and maintenance expenses associated with Northwest Products System and Predecessor results 300-315

49 Strategic Growth Accomplishments 2014 accomplishments drive significant future growth 2014 Accomplishments Expected Annual EBITDA Contribution1 Acquisition of QEP Field Services 250-275 65 MBD High Plains Crude Oil Pipeline Reversal project 25 360,000 barrels of Bakken commercial storage capacity 4 Initial construction of 60 MBD Connolly Gathering System 23 Acquisition of West Coast Logistics Assets 28 1) Expected 2015 EBITDA contribution $ in millions

50 QEP Field Services Transaction • Business acquired December 2, 2014 • Transaction enterprise value of $2.5 billion • Including 58% ownership interest of QEPM • Transaction financing – $1.3 billion from TLLP common equity – $1.3 billion from senior unsecured notes • Natural gas and NGL commodity exposure assumed by Tesoro – Five year contract with annual price adjustment 2015 unitholder accretion expected to be 5%

51 Distinctive Growth Strategy $ in millions 2014 2015 2016 2017 Gathering (Incl. natural gas) 60-65 265-285 310-340 335-395 Processing N/A1 120-140 140-160 150-180 Terminalling and Transportation 260-270 285-315 300-330 310-340 Tesoro Asset Acquisitions N/A2 50-75 100-150 150-225 Expected EBITDA3 300-315 675-765 785-940 900-1,075 1) Expect minimal EBITDA contribution from Processing segment in Q4 2014 2) Expected annual EBITDA contribution of $28 million for the West Coast Logistics assets acquisition 3) Expected EBITDA includes general & administrative expenses that is not allocated to each segment or Tesoro Asset Acquisitions 2017 EBITDA target of $1 billion

52 Gathering • Deliver 2015 expected EBITDA of $265 to $285 million • Expand capacity on High Plains System through organic growth projects • Drive natural gas gathering growth 19 30 37 60-65 265-285 310-340 335-395 2011 2012 2013 2014E 2015E 2016E 2017E Expected EBITDA $ in millions Expand third-party business through full-service logistics offering

53 Growing Rockies Natural Gas Production • Expected production growth of 15% to 25% through 2017 • Incremental infrastructure required to support production growth • Supportive price environment exists for Rockies supply • Acquired capabilities drive new Bakken opportunities Natural Gas Production Outlook Rockies Operating Areas MMBTU/d 0 400 800 1200 1600 2014 2015 2016 2017 2018 2019 Green River Basin Uinta Vermillion Sources: MHA Petroleum Consultants, Tesoro Logistics internal estimates

54 • Deliver 2015 expected EBITDA of $120 to $140 million • Increase utilization through gathering new production and commercial initiatives • Leverage capabilities to provide full-service solutions in Rockies and Bakken 120-140 140-160 150-180 2014E 2015E 2016E 2017E Expected EBITDA $ in millions 1) Expect minimal EBITDA contribution from Processing segment in Q4 2014 1 Balanced approach drives future growth Processing

55 • Deliver 2015 expected EBITDA of $285 to $315 million • Focus organic growth capital within Southern California Distribution System • Increase utilization of assets acquired from Tesoro 27 57 141 260-270 285-315 300-330 310-340 2011 2012 2013 2014E 2015E 2016E 2017E Expected EBITDA $ in millions Strong demand in core West Coast market Terminalling and Transportation

56 Capital Plan Overview 40 60 70 70 160 300 260 250 90 110 100 2014E 2015E 2016E 2017E Capital Spend Total Maintenance Base Growth Natural Gas Growth Note: All capital spend is gross of any Tesoro reimbursements 70 150 200 225 2015E 2016E 2017E 2018E Cumulative EBITDA Organic Investment & Optimization Organic investment of $1.3 billion drives over $200 million of growth $ in millions

57 Financial Discipline Conservative leverage and ample liquidity • $900 million revolver, expandable to $1.5 billion • Expect leverage ratio to return to target range by end of 2015 • Leverage target of 3x to 4x EBITDA Pursue balanced capital structure • Maximize flexibility to fund growth • Issue equity and/or permanent debt to reload revolver Protect and grow distribution • Target prudent distribution coverage of 1.1x • Financial flexibility for continued distribution growth • Intend to continue historical distribution rate Maintain flexibility to achieve strategic objectives and grow distributions

58 Continuing to Drive Unitholder Value Well-Positioned Assets Stable Cash Flow Experienced Management Team Strong Sponsorship Attractive, Visible Growth Opportunities

59 Today’s Agenda CJ Warner Capturing Margin Improvements Steven Sterin Financial Overview Greg Goff Tesoro’s Competitive Advantage Keith Casey Delivering West Coast Improvements Greg Goff Summary Phil Anderson Growing Logistics

• Demonstrated success in driving strong earnings and cash flow growth • Track record of disciplined capital allocation • Driving value through logistics growth • Creating significant shareholder value 60 Financial Overview

61 Market Outlook - Overview Key Drivers Tesoro’s View Global Economic Outlook Moderate growth U.S. Economic Outlook 2 – 2.5% GDP growth Global Refining Capacity Capacity exceeds demand U.S. Refining Utilization High due to low feedstock and natural gas prices U.S. Crude Oil Supply Continued growth in North American crude oil production Crude Oil Differentials Differentials based on efficient market and transportation rates World Product Demand Growth Gasoline ~1%; diesel ~2% per year U.S. Product Demand Growth Gasoline flat; diesel ~1% per year U.S. Product Exports Strong and growing supported by U.S. competitive position Renewable Fuel Growth Delays in development of advanced fuels Regulatory Environment Challenges and uncertainty Source: Tesoro internal estimates

60 80 100 120 2009 2011 2013 2015E 2017E 60 80 100 120 2009 2011 2013 2015E 2017E 62 Crude Oil Price Outlook Source: 2014 YTD October, historical Platts, forward strip as of 11/21/14: ICE Brent, NYMEX WTI, forecast based on independent consultants/Tesoro analysis $/bbl 2009-2013 2014 YTD 2015E 2016E 2017E Brent 94.50 100.29 75 to 85 75 to 85 75 to 95 WTI 85.72 94.19 70 to 80 70 to 80 70 to 90 Forward Strip Forward Strip Brent $/bbl WTI $/bbl

0 5 10 15 20 2009 2011 2013 2015E 2017E -5 0 5 10 15 20 2009 2011 2013 2015E 2017E 63 Key Crude Oil Differentials Source: 2014 YTD October, historical Platts, forward strip as of 11/21/14: ICE Brent, NYMEX WTI, forecast based on independent consultants/Tesoro analysis Forward Strip LLS/WTI $/bbl Brent/WTI $/bbl $/bbl 2009-2013 2014 YTD 2015E 2016E 2017E Brent/WTI 8.78 6.10 7 to 10 7 to 13 7 to 14 LLS / WTI 9.85 3.88 4 to 5 4 to 5 4 to 7

64 Tesoro Index Source: 2014 YTD through 12/4/2014 $/bbl 2009-2013 2014 YTD 2015E 2016E 2017E Tesoro Index 10.29 11.07 10 to 12 10 to 12 10 to 12 $/bbl 0 4 8 12 16 2009 2011 2013 2015E 2017E

• Invest in growth opportunities to drive further value creation • Maintain a minimum cash balance of $600 to $800 million • Target TSO debt to capitalization1 below 30% • Target TLLP debt at 3x to 4x EBITDA • Return excess cash to shareholders • Drive towards investment-grade credit rating 65 Financial Priorities Solid Operating Results Strong Cash Flows Capital Discipline Balance Sheet Strength Strategic Growth Return Excess Cash to Shareholders 1) Excluding TLLP debt and equity

551 1,503 1,986 1,276 2,200 2010 2011 2012 2013 2014E 2017E 66 Strong Earnings growth from 2010 to 2014 Tesoro EBITDA $ in millions • Achieved a 32% annual EBITDA growth rate from 2010 to 2014 • Enterprise value increased 360%1 • Total shareholder return of 595%2 1) Source: Bloomberg (10/30/2014), adjusted for TLLP debt offering on 10/22/14 2) Return from 5/1/2010 to 12/4/2014 (Source: Bloomberg) 3) First Call Consensus as of 12/1/2014 Target >$3 billon EBITDA target over $3 billion by 2017 3

67 Portfolio Transformation Growing EBITDA to deliver significant shareholder value 2017 EBITDA >$3 Billion Retail 20% Refining 80% 2010 EBITDA $551 Million 2014 EBITDA >$2 Billion Refining 60% Logistics 30% Retail 10% Refining 70% Retail 15% Logistics 15%

• Cash Generation – $3.4 billion of free cash flow since 20101 – $2.1 billion from asset sales to TLLP • Effective capital allocation – Generating competitive returns >20% IRR – Focused on improving yields and lowering costs – Mergers, acquisitions and divestments driving additional growth • Returning cash to shareholders – Dividend yield improved from 0% in 2010 to 1.8% in 2014 – Reduced shares outstanding 12.5% since 2010 68 Strong Cash Generation and Investment Deployment of Cash 2010 Through 3Q 2014 $ in millions Income Capital 825 Acquisitions2 2,200 Dividends 265 Share Repurchases 1,000 Change in Cash 1,000 Debt Reduction3 200 Total $5,490 1) Cash flow after maintenance and regulatory capital 2) Net asset acquisitions, reflects the proceeds from the divestment of the Hawaii business 3) Debt reduction excludes new debt issued to fund acquisitions and debt related to TLLP issuance

• Debt at or below target levels within 12 months after major acquisitions • Driving towards investment grade for Tesoro and TLLP • TLLP upgraded by S&P and Moody’s in 2014 69 Maintaining Disciplined Capital Structure 1) Debt to capitalization ratio excludes TLLP total debt and non-controlling interest 0% 10% 20% 30% 40% $0.0 $1.0 $2.0 $3.0 2010 2011 2012 2013 3Q 2014 Th o u sa n d s Tesoro1 $ in billions 0.0 1.0 2.0 3.0 4.0 5.0 $0.0 $2.0 $4.0 2011 2012 2013 3Q 2014 YE 2015 Th o u sa n d s TLLP $ in billions Debt Debt / Capitalization Debt Debt / EBITDA (TTM) Target 30% Target 3 to 4x EBITDA Debt to Capitalization Debt to EBITDA

70 Capital Spending Outlook 2014E 2015E 2016E 2017E Tesoro Capital Spending1 $ in millions 1) Excludes self-funded TLLP capital expenditures 550 570 625 Financially disciplined cash deployment Income Regulatory Maintenance 575

71 Turnaround Spending Turnaround spending level across the period Tesoro Turnaround Spending $ in millions 165 210 235 240 2014E 2015E 2016E 2017E

72 Returning Cash to Shareholders Dividends • Currently $1.20 per share annually • Increased 20% during 2014 • Targeting a competitive dividend yield and payout ratio Share Repurchases • Returned $500 million through repurchases in 2014 • Maintaining balance sheet strength • Remaining share repurchase authorization of $1 billion Percentages Tesoro Peer Avg.1 4Q Average Dividend Yield 1.8% 2.4% 2014 Consensus EPS Payout Ratio 22% 30% 1) Peers include VLO, HFC, MPC and PSX

0% 15% 30% 45% 2011 2012 2013 2014 2015 2016 2017 HEP PSXP MPLX VLP 73 Growth of Tesoro Logistics 1) First call EBITDA estimates as of 11/25/14 for TSO, HFC, MPC, PSX and VLO compared to estimates for TLLP, HEP, MPLX, PSXP, VLP Tesoro Tesoro excluding third-party Percent of Logistics EBITDA1 % of Total First Call Estimate 2011 2012 2013 2014E 2015E 2016E 2017E Annual Distributions to Tesoro from TLLP $ in millions LP GP 15 30 50 105 160 245 300

74 TLLP Value Proposition to Tesoro TLLP’s growth drives significant Tesoro shareholder value creation 77 156 305 629 857 2012 2013 2014E 2015E 2017E TLLP EBITDA1 2012 2013 2014E 2015E 2017E Tesoro’s Implied Value of TLLP Ownership2 5,000 1) Estimates based on TLLP First Call as of 11/26/2014. Historical excludes predecessor results, reconciliation provided in non-GAAP financial measures 2) LP value based on market price and GP value based on 25X distributions. General partner value estimated using a range of Wall Street market multiples for publically traded GP holding companies and does not necessarily reflect the appropriate multiple for GP. The multiple is applied to the annualized distribution to the GP for the most recent quarter. 2015 estimate based on 25X estimated annualized 4Q 2015 GP distributions consistent with TLLP First Call distributions per unit 760 3,000 1,460 $ in millions Implied value per Tesoro share $5.50 $10.80 $24.00 $31.00 $41.00 GP Holdings LP Units 4,000

0% 100% 200% 300% 400% 500% 600% May-10 Nov-10 May-11 Nov-11 May-12 Nov-12 May-13 Nov-13 May-14 Nov-14 TSO VLO HFC MPC PSX 75 Best in Class Total Shareholder Return 595% 1) Total shareholder return as of 12/4/2014 (Source: Bloomberg) Share price outperformance as a result of strong earnings growth

76 Today’s Agenda CJ Warner Capturing Margin Improvements Steven Sterin Financial Overview Greg Goff Tesoro’s Competitive Advantage Keith Casey Delivering West Coast Improvements Greg Goff Summary Phil Anderson Growing Logistics

2011 2012 2013 2014E 2015E 77 Accelerating Growth in 2015 1) Excludes impact of any asset sales to TLLP 2) 2015 improvements over 2014 results, assumes a 2014 market and margin neutral environment $ in millions 2015 Deliver West Coast Improvements 95 – 125 Capture Margin Improvements 130 – 170 Grow Logistics1 325 – 375 Annual Improvement2 550 – 670 Expect to deliver $550 to $670 million of improvements in 2015 550 – 670 175 175 225 505 – 565 Annual Improvement

78 Driven to Create Value Driven to deliver $550 to $670 million in 2015 Commercial Excellence Operational Efficiency and Effectiveness High Performing Culture Value-Driven Growth Financial Discipline

79 Non-GAAP Financial Measures (In millions) Unaudited EBITDA Reconciliation 2010 2011 2012 2013 Net earnings (loss) attributable to Tesoro Corp $ (29) $ 546 $ 743 $ 412 Add (earnings) loss from discontinued operations - 30 133 (20) Add income tax expense 4 359 527 246 Add interest and financing costs 157 179 167 151 Add depreciation and amortization expense 422 391 418 489 Less interest income (3) (2) (2) (2) EBITDA (1) $ 551 $ 1,503 $ 1,986 $ 1,276 (In millions) Unaudited 2014E Portfolio Adjustments Projected net earnings improvements $ 197 Add income tax expense 119 Add depreciation and amortization expense 134 Projected EBITDA Improvements(1) $ 450 (In millions) Unaudited EBITDA Reconciliation 2014E 2017E Projected net earnings attributable to Tesoro Corp $ 801 $ 1,225 Add income tax expense 618 841 Add interest and financing costs 225 171 Add depreciation and amortization expense 556 763 Projected EBITDA (1) $ 2,200 $ 3,000 1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range

80 Non-GAAP Financial Measures (In millions) Unaudited EBITDA from Potential Drop Downs Projected annual net earnings $ 344 Add interest and financing costs, net 133 Add depreciation and amortization expense 23 Projected Annual EBITDA (1) $ 500 1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range 2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation (In millions) Unaudited Annual EBITDA Estimate LA Refinery Integration and Compliance Project Vancouver Energy Salt Lake City Conversion Project Retail Segment Projected net earnings $ 53 $ 122 $ 55 $ 162 Add income tax expense 32 74 33 98 Add depreciation and amortization expense 15 4 12 40 Projected EBITDA (1) $ 100 $ 200 $ 100 $ 300 (In millions) Unaudited TLLP EBITDA(2) Reconciliation 2011 2012 2013 Net earnings $ 34 $ 57 $ 80 Interest and financing costs, net 2 9 39 Depreciation and amortization expense 6 11 37 EBITDA (1) $ 42 $ 77 $ 156 Gain (loss) on asset disposals and impairments - - - Inspection and maintenance costs associated with the Northwest Product System - - 5 Adjusted EBITDA $ 42 $ 77 $ 161

Non-GAAP Financial Measures

TESORO

(In millions) Unaudited	Expected Annual EBITDA Contributions				
	QEPFS Assets	High Plains Crude Oil Pipeline Reversal Project	Bakken Commercial Storage Capacity	Connolly Gathering System	Acquisition of West Coast Logistics Assets
Projected net earnings	$ 44	$ 22	$ 3	$ 12	$ 20
Add interest and financing costs	86	1	-	4	6
Add depreciation and amortization expense	132	2	1	7	2
Projected EBITDA [1]	$ 262	$ 25	$ 4	$ 23	$ 28

(In millions) Unaudited	Tesoro Logistics LP Distinctive Growth Strategy Annual EBITDA[2] 2011A	
	Gathering[3]	Terminalling and Transportation[3]
Net earnings	$ 17	$ 23
Add interest and financing costs, net	-	-
Add depreciation and amortization expense	2	4
EBITDA [1]	$ 19	$ 27
Gain (loss) on asset disposals and impairments	-	-
Adjusted EBITDA	$ 19	$ 27

1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range
2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation
3) For the purposes of the Gathering, Terminalling & Transportation, and Processing segments, interest expense is only recorded at a consolidated level and is excluded from these reconciliations

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82 Non-GAAP Financial Measures (In millions) Unaudited Tesoro Logistics LP Distinctive Growth Strategy Annual EBITDA(2) 2012A Gathering(3) Terminalling and Transportation(3) Net earnings $ 27 $ 49 Add interest and financing costs, net - - Add depreciation and amortization expense 3 8 EBITDA (1) $ 30 $ 57 Gain (loss) on asset disposals and impairments - - Adjusted EBITDA $ 30 $ 57 (In millions) Unaudited Tesoro Logistics LP Distinctive Growth Strategy Annual EBITDA(2) 2013A Gathering(3) Terminalling and Transportation(3) Net earnings $ 33 $ 103 Add interest and financing costs, net - - Add depreciation and amortization expense 4 33 EBITDA (1) $ 37 $ 136 Gain (loss) on asset disposals and impairments - - Inspection and maintenance costs associated with the Northwest Product System - 5 Adjusted EBITDA $ 37 $ 141 1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range 2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation 3) For the purposes of the Gathering, Terminalling & Transportation, and Processing segments, interest expense is only recorded at a consolidated level and is excluded from these reconciliations

Non-GAAP Financial Measures

TESORO

(In millions) Unaudited

	Tesoro Logistics LP Distinctive Growth Strategy Annual Expected EBITDA[2] 2014E		
	Gathering (Incl. Natural Gas)[3]	Terminalling and Transportation[3]	Annual Expected EBITDA
Projected net earnings	$ 57	$ 201	$ 158
Add interest and financing costs, net	-	-	80
Add depreciation and amortization expense	6	64	70
Projected EBITDA [1]	$ 63	$ 265	$ 308

(In millions) Unaudited

	Tesoro Logistics LP Distinctive Growth Strategy Annual Expected EBITDA[2] 2015E				
	Gathering (Incl. Natural Gas)[3]	Processing[3]	Terminalling and Transportation[3]	Tesoro Asset Acquisitions	Annual Expected EBITDA
Projected net earnings	$ 168	$ 100	$ 235	$ 41	$ 330
Add interest and financing costs, net	-	-	-	20	186
Add depreciation and amortization expense	107	30	65	2	204
Projected EBITDA [1]	$ 275	$ 130	$ 300	$ 63	$ 720

(In millions) Unaudited

	Tesoro Logistics LP Distinctive Growth Strategy Annual Expected EBITDA [2] 2016E				
	Gathering (Incl. Natural Gas)[3]	Processing[3]	Terminalling and Transportation[3]	Tesoro Asset Acquisitions	Annual Expected EBITDA
Projected net earnings	$ 210	$ 120	$ 246	$ 81	$ 439
Add interest and financing costs, net	-	-	-	40	206
Add depreciation and amortization expense	115	30	69	4	218
Projected EBITDA [1]	$ 325	$ 150	$ 315	$ 125	$ 863

1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range
2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation
3) For the purposes of the Gathering, Terminalling & Transportation, and Processing segments, interest expense is only recorded at a consolidated level and is excluded from these reconciliations

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Non-GAAP Financial Measures

TESORO

(In millions) Unaudited	Tesoro Logistics LP Distinctive Growth Strategy Annual Expected EBITDA[2] 2017E				
	Gathering (Incl. Natural Gas)[3]	Processing[3]	Terminalling and Transportation[3]	Tesoro Asset Acquisitions	Annual Expected EBITDA
Projected net earnings	$ 236	$ 135	$ 253	$ 122	$ 525
Add interest and financing costs, net	-	-	-	60	226
Add depreciation and amortization expense	129	30	72	6	237
Projected EBITDA [1]	$ 365	$ 165	$ 325	$ 188	$ 988

(In millions) Unaudited	TLLP Cumulative EBITDA[2] from Organic Investment			
	2015E	2016E	2017E	2018E
Projected net earnings	$ 59	$ 110	$ 133	$ 132
Add interest and financing costs, net	4	15	25	34
Add depreciation and amortization expense	7	25	42	59
Projected EBITDA [1]	$ 70	$ 150	$ 200	$ 225

(In millions) Unaudited	Estimated Free Cash Flow Reconciliation					
	2010	2011	2012	2013	2014 YTD	Total
Net cash flow from operating activities	$ 385	$ 689	$ 1,585	$ 859	$ 1,047	$ 4,565
Less sustaining (maintenance and regulatory) capital	(261)	(217)	(241)	(277)	(176)	(1,172)
Free Cash Flow	$ 124	$ 472	$ 1,344	$ 582	$ 871	$ 3,393

(In millions) Unaudited	TLLP EBITDA [2]		
	2014E	2015E	2017E
Projected net earnings	$ 155	$ 261	$ 456
Add interest and financing costs, net	80	166	166
Add depreciation and amortization expense	70	202	235
Projected EBITDA [1]	$ 305	$ 629	$ 857

1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range
2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation
3) For the purposes of the Gathering, Terminalling & Transportation, and Processing segments, interest expense is only recorded at a consolidated level and is excluded from these reconciliations

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